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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report
(Date of earliest event reported):                               April 22, 2002


                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-28318
                            (Commission File Number)

            Texas                                           74-2611034
(State or other jurisdiction                              (IRS Employer
      of incorporation)                                 Identification No.)



          8900 Shoal Creek Blvd., Suite 300,
                     Austin, Texas                              78757
       (Address of principal executive offices)               (Zip Code)


                                 (512) 371-7100
              (Registrant's telephone number, including area code)




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Item 7.   Financial statements, Pro forma Financial Information and Exhibits.

          Exhibit 99.1 Form of presentation to security analysts and investors.

Item 9.   Regulation FD Disclosure.

          On April 22, 2002, Multimedia Games, Inc. made a presentation to security analysts and investors in substantially the form attached hereto as Exhibit 99.1


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MULTIMEDIA GAMES, INC.



Dated: April 22, 2002                    By:   /s/ Gordon T. Graves
                                              ---------------------------------
                                              Gordon T. Graves
                                              Chairman of the Board and
                                              Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.
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99.1     Form of Presentation to Security Analysts and Investors


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